SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2002

WELLS REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated May 1, 2002 to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the Agilent Atlanta Building located in Atlanta, Georgia, the BellSouth Ft. Lauderdale Building located in Ft. Lauderdale, Florida, the Experian/TRW Buildings located in Allen, Texas, and the Agilent Boston Building located in Boxborough, Massachusetts, as described in such Current Report.

Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements.    The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Page
Experian/TRW Buildings

Report of Independent Public Accountants	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the three months ended March 31, 2002 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the three months ended March 31, 2002 (unaudited)	F-3

Agilent Boston Building

Report of Independent Public Accountants	F-5

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the three months ended March 31, 2002 (unaudited)	F-6

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the three months ended March 31, 2002 (unaudited)	F-7

Wells Real Estate Investment Trust, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-9

Pro Forma Balance Sheet as of March 31, 2002 (unaudited)	F-10

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-12

Pro Forma Statement of Income for the three months ended March 31, 2002 (unaudited)	F-13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date:  July 15, 2002

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Experian/TRW Buildings (the “Buildings”) for the year ended December 31, 2001. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Experian/TRW Buildings for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

Atlanta, Georgia
July 11, 2002

EXPERIAN/TRW BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the three months ended March 31, 2002

	2002	2001
	(Unaudited)
Rental revenues	$812,665	$3,250,659
Operating expenses, net of reimbursements	—	—

Revenues over certain operating expenses	$812,665	$3,250,659

See accompanying notes.

EXPERIAN/TRW BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the three months ended March 31, 2002

1.    Organization and Significant Accounting Policies

Description of Real Estate Property Acquired

On May 1, 2002, the Wells Operating Partnership, L.P. (“Wells OP’) acquired the Experian/TRW Buildings from Allen Office Investment Limited Partners, Inc. (“Allen Office Investment”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

Experian, Inc (“Experian”) currently occupies the entire 292,700 rentable square feet of the two two-story office buildings under a net lease agreement (the “Experian Lease”). The Experian lease was assigned to Experian in 1998; however, TRW, Inc (“TRW”) remains obligated on the Experian lease. Experian is a wholly owned subsidiary of GUS, Plc. TRW is a public entity traded on the New York Stock Exchange. Allen Office Investment’s interest in the Experian Lease was assigned to Wells OP upon acquisition of the buildings. The initial term of the Experian Lease commenced on April 15, 1993 and expires on October 15, 2010. Experian has the right to extend the Experian Lease for up to four consecutive renewal terms of five years each at a rate equal to the then current fair market rental rate. The Experian Lease is structured on a triple-net basis with the tenant directly responsible for any and all expenses. As such, Experian is required to pay all operating costs, including but not limited to, water, sewer, heating, air conditioning, lighting, property and personal insurance and property taxes.

Rental Revenues

Rental income is recognized on a straight-line basis over the term of the lease.

2.    Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the properties such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the statement of operations of the Experian/TRW Buildings after their acquisition by Wells OP.

EXPERIAN/TRW BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES—(Continued)

3.    Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$3,449,606
2003	3,447,848
2004	3,445,954
2005	3,443,913
2006	3,441,713
Thereafter	14,392,284

$31,621,318

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Agilent Boston Building (the “Building”) for the year ended December 31, 2001. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Agilent Boston Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

Atlanta, Georgia
July 11, 2002

AGILENT BOSTON BUILDING

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the three months ended March 31, 2002

	2002	2001
	(Unaudited)
Rental revenues	$981,606	$1,177,928
Operating expenses, net of reimbursements	—	—

Revenues over certain operating expenses	$981,606	$1,177,928

See accompanying notes.

AGILENT BOSTON BUILDING

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the three months ended March 31, 2002

1.    Organization and Significant Accounting Policies

Description of Real Estate Property Acquired

On May 3, 2002, the Wells Operating Partnership, L.P. (“Wells OP’) acquired the Agilent Boston Building from BPF Tech Central, LLC (“BPF”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

Agilent Technologies, Inc (“Agilent”) currently occupies the entire 174,585 rentable square feet of the three-story office building under a net lease agreement (the “Agilent Lease”). Agilent is a public entity traded on the New York Stock Exchange. BPF’s interest in the Agilent Lease was assigned to Wells OP upon acquisition of the building. The initial term of the Agilent Lease commenced on September 12, 2001 and expires on September 30, 2011. Agilent has the right to extend the Agilent Lease for a term of five years at a rate equal to the greater of (1) the then current fair market rental rate, or (2) 75% of the annual base rent in the final year of the initial term of the Agilent lease. Under the Agilent Lease, Agilent is required to reimburse the landlord for all costs of operations, including but not limited to electricity, water, heating, air-cooling, property and personal insurance and property taxes. In addition, Agilent, at its expense, will be responsible for maintaining the property in good order, condition and repair.

Rental Revenues

Rental income is recognized on a straight-line basis over the term of the lease.

2.    Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the statement of operations of the Agilent Boston Building after its acquisition by Wells OP.

AGILENT BOSTON BUILDING

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES—(Continued)

3.    Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$3,578,993
2003	3,578,993
2004	3,578,993
2005	3,578,993
2006	3,753,573
Thereafter	20,317,308

$38,386,853

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for period ended March 31, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in this document.

The following unaudited pro forma balance sheet as of March 31, 2002 has been prepared to give effect to the second quarter 2002 acquisitions of the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings and the Agilent Boston Building (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on March 31, 2002.

The following unaudited pro forma statement of income for the three months ended March 31, 2002 has been prepared to give effect to the first quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property and the Travelers Express Denver Buildings had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financials statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

MARCH 31, 2002
(Unaudited)

	Wells Real Estate Investment Trust, Inc. (e)	Pro Forma Adjustments										Pro Forma Total
		Recent Acquisitions
		Other		Agilent Atlanta		BellSouth Ft. Lauderdale		Experian/TRW		Agilent Boston
ASSETS

REAL ESTATE ASSETS, at cost:
Land	$94,273,542	$6,658,000	(a)	$1,500,000	(a)	$1,100,000		$4,000,000	(a)	$3,500,000	(a)	$111,710,440
		267,851	(b)	61,047	(c)	44,767	(c)	162,791	(c)	142,442	(c)
Buildings, less accumulated depreciation of $24,814,454	563,639,005	61,724,320	(a)	13,651,643	(a)	5,791,748	(a)	31,694,725	(a)	28,343,732	(a)	710,563,062
		2,483,162	(b)	555,590	(c)	235,711	(c)	1,289,902	(c)	1,153,524	(c)
Construction in progress	8,827,823	0		0		0		0		3,407,496	(a)	12,235,319

Total real estate assets	666,740,370	71,133,333		$15,768,280		7,172,226		37,147,418		36,547,194		834,508,821

CASH AND CASH EQUIVALENTS	187,022,573	(68,382,320	)(a)	(15,151,643	)(a)	(6,891,748	)(a)	(35,694,725	)(a)	(31,843,732	)(a)	269,904,977
		240,846,572	(d)
INVESTMENT IN JOINT VENTURES	76,811,543	0		0		0		0		0		76,811,543
INVESTMENT IN BONDS	22,000,000	0		0		0		0		0		22,000,000
ACCOUNTS RECEIVABLE	7,697,487	0		0		0		0		0		7,697,487
DEFERRED LEASE ACQUISITION COSTS	1,868,674	0		0		0		0		0		1,868,674
DEFERRED PROJECT COSTS	7,739,896	(2,751,013	)(b)	(616,637	)(c)	(280,478	)(c)	(1,452,693	)(c)	(1,295,966	)(c)	1,343,109
DEFERRED OFFERING COSTS	244,761	0		0		0		0		0		244,761
DUE FROM AFFILIATES	1,820,241	0		0		0		0		0		1,820,241
NOTE RECEIVABLE	0	0		0		0		0		0		0
PREPAID EXPENSES AND OTHER ASSETS	1,584,942	0		0		0		0		0		1,584,942

Total assets	$973,530,487	$240,846,572		$0		$0		$0		$3,407,496		$1,217,784,555

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET—(Continued)

MARCH 31, 2002
(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc.(e)	Recent Acquisitions
		Other		Agilent Atlanta	BellSouth Ft. Lauderdale	Experian/TRW	Agilent Boston		Pro Forma Total
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable and accrued expenses	$8,570,735	$0		$0	$0	$0	$3,407,496	(a)	$11,978,231
Notes payable	11,071,586	0		0	0	0	0		11,071,586
Obligations under capital lease	22,000,000	0		0	0	0	0		22,000,000
Purchase consideration payable	0	0		0	0	0	0		0
Dividends payable	3,657,498	0		0	0	0	0		3,657,498
Due to affiliate	990,923	0		0	0	0	0		990,923
Deferred rental income	1,567,241	0		0	0	0	0		1,567,241

Total liabilities	47,857,983	0		0	0	0	3,407,496		51,265,479

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0	0	0	0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 109,331,764 shares issued and 108,472,526 outstanding at March 31, 2002	1,093,317	115,200	(d)	0	0	0	0		1,208,517
Additional paid-in capital	966,577,500	240,731,372	(d)	0	0	0	0		1,207,308,872
Cumulative distributions in excess of earnings	(33,555,824)	0		0	0	0	0		(33,555,824)
Treasury stock, at cost, 555,040 shares	(8,592,377)	0		0	0	0	0		(8,592,377)
Other Comprehensive Loss	(50,112)	0		0	0	0	0		(50,112)

Total shareholders’ equity	925,472,504	240,846,572		0	0	0	0		1,166,319,076

Total liabilities and shareholders’ equity	$973,530,487	$240,846,572		$0	$0	$0	$3,407,496		$1,217,784,555

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.
(b)	Reflects deferred project costs applied to the land and building at approximately 4.02% of the purchase price.
(c)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the purchase price.
(d)	Reflects capital raised through issuance of additional shares subsequent to March 31, 2002 through Agilent Boston acquisition date.
(e)	Historical financial information derived from quarterly report on Form 10-Q

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (f)					Recent Acquisitions
		2001 Acquisitions		2002 Acquisitions		Other		Agilent Atlanta		BellSouth Ft. Lauderdale		Experian/ TRW		Agilent Boston		Pro Forma Total
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$3,652,361	(a)	$1,381,050	(a)	$735,944	(a)	$402,430	(a)	$3,419,425	(a)	$1,177,928	(a)	$66,322,493
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		0		0		0		137,500

	49,308,802	12,460,926		3,652,361		1,381,050		735,944		402,430		3,419,425		1,177,928		72,538,866

EXPENSES:
Depreciation and amortization	15,344,801	5,772,761	(c)	1,692,452	(c)	500,883	(c)	189,430	(c)	241,098	(c)	1,319,385	(c)	393,297	(c)	25,454,107
Interest	3,411,210	0		0		0		0		0		0		0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,293,540	(d)	4,929	(d)	206,800	(d)	0		0		0		8,488,427
Management and leasing fees	2,507,188	510,708	(e)	164,357	(e)	62,148	(e)	33,117	(e)	18,109	(e)	153,874	(e)	53,007	(e)	3,502,508
General and administrative	973,785	0		0		0		0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		0		0		0		448,776

	27,584,835	9,137,744		3,150,349		567,960		429,347		259,207		1,473,259		446,304		43,049,005

NET INCOME	$21,723,967	$3,323,182		$502,012		$813,090		$306,597		$143,223		$1,946,166		$731,624		$29,489,861

EARNINGS PER SHARE, basic and diluted	$0.43															$0.24

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853															120,851,700

(a)	Rental income is recognized on a straight-line basis.
(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Building.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(d)	Consists of nonreimbursable operating expenses.
(e)	Management and leasing fees are calculated at 4.5% of rental income.
(f)	Historical financial information derived from annual report on Form 10-K The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2002
(Unaudited)

	Wells Real Estate Investment Trust, Inc. (e)	Pro Forma Adjustments												Pro Forma Total
		2002 Acquisitions		Recent Acquisitions
				Other		Agilent Atlanta		BellSouth Ft. Lauderdale		Experian/TRW		Agilent Boston
REVENUES:
Rental income	$16,738,163	$748,670	(a)	$1,444,245	(a)	$551,958	(a)	$201,215	(a)	$854,856	(a)	$981,606	(a)	$21,520,713
Equity in income of joint ventures	1,206,823	0		0		0		0		0		0		1,206,823
Interest income	1,113,715	0		0		0		0		0		0		1,113,715
Take out fee	134,102	0		0		0		0		0		0		134,102

	19,192,803	748,670		1,444,245		551,958		201,215		854,856		981,606		23,975,353

EXPENSES:
Depreciation and amortization	5,744,452	201,406	(b)	626,887	(b)	142,072	(b)	60,275	(b)	329,846	(b)	294,973	(b)	7,399,911
Interest	440,001	0		0		0		0		0		0		440,001
Operating costs, net of reimbursements	624,698	237,375	(c)	1,178	(c)	155,100	(c)	0		0		0		1,018,351
Management and leasing fees	899,495	33,690	(d)	64,991	(d)	24,838	(d)	9,055	(d)	38,469	(d)	44,192	(d)	1,114,730
General and administrative	529,031	0		0		0		0		0		0		529,031
Amortization of deferred financing costs	175,462	0		0		0		0		0		0		175,462

	8,413,139	472,471		693,056		322,010		69,330		368,315		339,165		10,677,486

NET INCOME	$10,779,664	$276,199		$751,189		$229,948		$131,885		$486,541		$642,441		$13,297,867

EARNINGS PER SHARE, basic and diluted	$0.11													$0.11

WEIGHTED AVERAGE SHARES, basic and diluted	97,996,945													120,851,700

(a)	Rental income is recognized on a straight-line basis.
(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(c)	Consists of nonreimbursable operating expenses.
(d)	Management and leasing fees are calculated at 4.5% of rental income.
(e)	Historical financial information derived from quarterly report on Form 10-Q

The accompanying notes are an integral part of this statement.